DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (the "Agreement") is effective as of April 30, 2009 (the “Effective Date”)

BETWEEN

SOUND REVOLUTION INC.
1820, 925 W. Georgia Street,
Vancouver, BC, V6C 3L2
      (the "Company")

AND

BACCHUS ENTERTAINMENT LTD
1820, 925 W. Georgia Street,
Vancouver, BC, V6C 3L2

 (“Bacchus”)

WHEREAS:

A.	Bacchus has provided shareholder loans to the Company in order to fund the Company’s operations.

B.	A portion of these loans is evidenced by a loan agreement entered into by Bacchus and the Company on August 31, 2004 and amended as of January 1, 2007 and January 1, 2008 (the “Loan Agreement”)

THIS AGREEMENT WITNESSES THAT in consideration of the premises and mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound hereby, agree as follows:

1.	CONVERSION OF DEBT

1.1
Bacchus and the Company hereby agree to convert $35,000 of the debt owed to Bacchus by the Company, and evidenced by the Loan Agreement, into shares of the Company’s common stock at US $0.001 per share for an aggregate total of 35,000,000 shares (the “Shares”)

2.	ISSUANCE OF SHARES

2.1	The Company hereby agrees to issue the Shares in accordance with the terms of the subscription agreement attached as Exhibit A to Bacchus.

3.	MISCELLANEOUS

3.1	Presumption. This Agreement or any section thereof shall not be construed against any party due to the fact that said Agreement or any section thereof was drafted by said party.

3.2
Titles and Captions.  All article, section and paragraph titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement.

3.3
Further Action.  The parties hereto shall execute and deliver all documents, provide all information and take or forbear from all such action as may be necessary or appropriate to achieve the purposes of this Agreement.

3.4
Good Faith, Cooperation and Due Diligence.  The parties hereto covenant, warrant and represent to each other good faith, complete cooperation, due diligence and honesty in fact in the performance of all obligations of the parties pursuant to this Agreement.  All promises and covenants are mutual and dependent.

3.5
Savings Clause.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

3.6	Assignment. This Agreement may not be assigned by either party hereto without the written consent of the other, but shall be binding upon the successors of the parties.

3.7
Notices.  All notices required or permitted to be given under this Agreement shall be given in writing and shall be delivered, either personally or by express delivery service, to the party to be notified.  Notice to each party shall be deemed to have been duly given upon delivery, personally or by courier, addressed to the attention of the officer at the address set forth heretofore, or to such other officer or addresses or by such other means as either party may designate, upon at least five days written notice, to the other party.

3.8
Entire agreement.  This Agreement and the attached Exhibit A contain the entire understanding and agreement among the parties. There are no other agreements, conditions or representations, oral or written, express or implied, with regard thereto. This Agreement may be amended only in writing signed by all parties.

3.9	Waiver. A delay or failure by any party to exercise a right under this Agreement, or a partial or single exercise of that right, shall not constitute a waiver of that or any other right.

3.10
Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.  In the event that the document is signed by one party and faxed to another the parties agree that a faxed signature shall be binding upon the parties to this Agreement as though the signature was an original.

3.11	Successors. The provisions of this Agreement shall be binding upon all parties, their successors and assigns.

3.12	Counsel. The parties expressly acknowledge that each has been advised to seek separate counsel for advice in this matter and has been given a reasonable opportunity to do so.

3.13	Jurisdiction. The parties hereby attorn to the jurisdiction of the provincial and federal courts located in the city of Vancouver, British Columbia for all matters arising from this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first written above.

SOUND REVOLUTION INC.

Per:

/s/ Penny Green
Authorized Signatory

BACCHUS ENTERTAINMENT LTD.

/s/ Penny Green
Per: Penny Green, CEO and President

EXHIBIT A
Sound Revolution Inc.
SUBSCRIPTION AGREEMENT
(THE “AGREEMENT”)

The undersigned subscriber (the “Subscriber”) hereby subscribes for and agrees to purchase 35,000,000 common shares of Sound Revolution Inc. (the “Company”) at US$0.001 per share (the “Shares”) for aggregate proceeds of US$ 35,000 (the “Funds”), all on the terms and subject to the conditions set forth in Schedule “A” attached hereto.

EXECUTION BY SUBSCRIBER
_________________________________________ Tax ID or social insurance number	Bacchus Entertainment Ltd. Name of Subscriber

/s/ Penny Green
Signature of Individual Subscriber or Authorized Signatory of Subscriber (if Subscriber is not an individual)

 _________________________________________
Number and type of securities of the Company directly and indirectly held by the Subscriber

#1820 925 W. Georgia Street, Vancouver, BC, V6C 3L2
Address of Subscriber

_________________________________________

Penny Green
Name of Contact Person, if Subscriber not an individual

(604) 632 1700
Telephone Number of Subscriber or Contact Person

(604) 632 1730
Facsimile Number of Subscriber or Contact Person

Executed by the Subscriber this 30th day of April, 2009.

Please complete the following section if you require the certificate(s) representing the Shares to appear in the name of an intermediary, such as your broker, or require the certificate(s) delivered to an address other than that shown above.

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
________________________________________ Name to appear on certificate(s)	_________________________________________ Name and account reference, if applicable
________________________________________ Account reference, if applicable	_________________________________________ Contact Person
________________________________________ Address of Intermediary ________________________________________	_________________________________________ Address for Delivery _________________________________________

ACCEPTED by the Company this 30th day of April, 2009.

Per: /s/ Penny Green
Penny Green, CEO

Schedule “A”

In consideration of the covenants and agreements herein, and the payment of one dollar made by each party to the other, the receipt and sufficiency of which is acknowledged by each party, the parties agree as follows:

Delivery of Documents and Funds

The Subscriber hereby delivers to the Company:

1.	a completed and executed copy of this Agreement;

2.
for all Subscribers: a completed and executed Investor Exemptions Questionnaire attached as Schedule “B” and in the case of a subscription for the Shares by Subscriber acting as trustee or agent for a principal, the Subscriber shall provide the Company an Accredited Investor Questionnaire in the form set forth in Schedule “B” for each trust, beneficial owner and/or principal for which the Subscriber is acting as trustee or agent;

3.
if the Subscriber is a U.S. Person, additionally: a completed and executed Accredited Investor Questionnaire attached as Schedule “C” and in the case of a subscription for the Shares by Subscriber acting as trustee or agent for a principal, the Subscriber shall provide the Company an Accredited Investor Questionnaire in the form set forth in Schedule “C” for each trust, beneficial owner and/or principal for which the Subscriber is acting as trustee or agent; and

4.	a certified check or bank draft for the Funds made payable to “Sound Revolution Inc.”

Closing

The closing of the transactions contemplated by this Agreement (the “Closing”) will take place as subscriptions are received by the Company.

At Closing, the Company will deliver to the Subscriber the certificates representing the Shares and an agreement representing the Warrants purchased by the Subscriber registered in the name of the Subscriber or as directed on the cover page of this Agreement.

Subscriber’s Representations, Warranties, Covenants, Acknowledgements and Agreements

1.
The Subscriber represents and warrants to the Company, and acknowledges that the Company is relying on these representations and warranties to, among other things, ensure that it is complying with all of the applicable securities legislation, that:

(a)	the Subscriber is purchasing as principal and is either :

(i)	not a U.S. person and is not acquiring the Shares for the account or benefit of any U.S. person; OR

(ii)	a U.S. person who is purchasing the Shares in a transaction that does not require registration under the U.S. Securities Act.

(b)	if the Subscriber is a resident of an “International Jurisdiction” (which means a jurisdiction other than British Columbia), then:

(i)
the Subscriber is knowledgeable of, or has been independently advised as to, the applicable securities legislation of the International Jurisdiction which would apply to this subscription, if there are any;

(ii)
the Subscriber is purchasing the Shares pursuant to exemptions under the securities legislation of that International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Shares under the applicable securities legislation of the International Jurisdiction without the need to rely on exemptions; and

(iii)
the applicable securities legislation does not require the Company to make any filings or seek any approvals of any kind whatsoever from any regulatory authority of any kind whatsoever in the International Jurisdiction; and

(c)
if the Subscriber is a U.S. Person (as defined under Regulation S promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), which definition includes an individual resident in the United States and an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person), then:

(i)
the Subscriber understands that the Shares have not been and will not be registered under the U.S. Securities Act or any applicable state securities laws, and that the sale contemplated hereby is being made in reliance on an exemption from registration pursuant to Section 4(6) of the U.S. Securities Act to accredited investors (as that term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act, (an “Accredited Investor”)); AND

(ii)	the Subscriber agrees that if it decides to offer, sell or otherwise transfer any of the Shares, it will not offer, sell or otherwise transfer any of such Shares directly or indirectly, unless:

(A)	the Company’s securities are publicly traded on a national securities exchange, the Nasdaq Stock Market or the OTC Bulletin Board; or

(B)
the Company consents, in its sole discretion, in writing to such transfer and the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act (“Regulation S”) (or such successor rule or regulation then in effect), if applicable, and in compliance with applicable state securities laws and it has prior to such sale furnished to the Company an opinion of counsel, in a form reasonably satisfactory to the Company regarding compliance with Rule 904 and any applicable state securities laws; or the transfer is made pursuant to an exemption from the registration requirements under the U.S. Securities Act provided by Rule 144A or 144 thereunder, if available, and in accordance with any applicable state securities laws and it has prior to such sale furnished to the Company an opinion of counsel, in a form reasonably satisfactory to the Company regarding compliance with Rule 144A or 144, as applicable, and any applicable state securities laws; AND

(iii)
the Subscriber understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, the certificates representing the Shares shall bear, the following legends:

If the Subscriber is a Canadian resident:

“THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”).

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE LATER OF (i) THE PURCHASE OF THESE SECURITIES AND (ii) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY.”

If the Subscriber is a U.S. resident:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

and if the Shares are being sold outside of the United States in accordance with Rule 904 of Regulation S, the legend Regulations S legend may be removed by providing a declaration to the Company’s registrar and transfer agent in such form as the Company may prescribe, including an opinion of counsel that such sale complies with the requirements of the U.S. Securities Act;

(d)	the Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(ii)	there is no government or other insurance covering the Shares;

(iii)	there are risks associated with the purchase of the Shares;

(iv)
there are restrictions on the Subscriber’s ability to resell the Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Shares;

(v)	the Subscriber is restricted from using certain of the civil remedies available under the applicable securities legislation;

(vi)	the Subscriber may not receive information that might otherwise be required to be provided to the Subscriber under the applicable securities legislation if the exemptions were not being used;

(vii)	the Company is relieved from certain obligations that would otherwise apply under the applicable securities legislation if the exemptions were not being used; and

(viii)
the Company is relying  on exemptions in applicable securities laws from the requirements to provide the Subscriber with a prospectus and to sell the Shares through a person registered to sell securities and the Subscriber understands that the exemptions release the Company from the requirements to provide the Subscriber with a prospectus and to sell Stock through a person registered to sell securities under the Securities Act (British Columbia) and, as a consequence of acquiring Stock pursuant to those exemptions, certain protections, rights and remedies provided by the Securities Act (British Columbia), including statutory rights of rescission or damages, will not be available to the Subscriber;

(e)
the Subscriber is subscribing for the Shares as principal for its own account and not for the benefit of any other person (within the meaning of applicable securities laws) and not with a view to resale or distribution of all or any of the Shares or, if it is not subscribing as principal, it acknowledges that the Company may be required by law to disclose to certain regulatory authorities the identity of each beneficial Subscriber for the Shares for whom it is acting;

(f)
the Shares are subject to a number of resale restrictions, including a restriction on trading.  Until the restriction on trading expires, the Subscriber will not be able to trade the Shares unless the Shares are registered or the Subscriber complies with an exemption from the prospectus requirements;

(g)
the offer and sale of these Shares was not accomplished by an advertisement or other general solicitation (and the Subscriber has not attended any seminar or meeting whose attendees have been invited by general solicitation or general advertisement) and the Subscriber was not induced to purchase the Shares as a result of any advertisement or general solicitation made by the Company; and

(h)
if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation and was not organized for the purpose of acquiring the Shares, has the necessary corporate capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof, or, if the Subscriber is an individual, a partnership, syndicate, trust or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, in either case, upon the Company executing and delivering this Agreement, this Agreement will constitute a legal, valid and binding contract of the Subscriber enforceable against the Subscriber in accordance with its terms and neither the agreement resulting from such acceptance nor the completion of the transactions contemplated hereby conflicts with, or will conflict with, or results, or will result, in a breach or violation of any law applicable to the Subscriber, any constating documents of the Subscriber or any agreement to which the Subscriber is a party or by which the Subscriber is bound; and

2.	this subscription is given for valuable consideration and may not be withdrawn or revoked by the Subscriber;

3.
the Company may for any reason, at any time before acceptance of this Agreement, terminate the offering of Shares and, upon termination, the Company will return the Funds to the Subscriber without interest or deduction;

4.	the Shares will be subject to the following resale or transfer restrictions:

(a)
the Shares will be subject to resale restrictions under applicable securities legislation including resale restrictions under the Securities Act (British Columbia) which include a hold period of at least four months;

(b)
the Subscriber will not be able to resell, assign or otherwise dispose of the Shares unless they are subsequently distributed under a prospectus, registration statement or in compliance with all applicable resale restrictions;

(c)	the Company may be required to legend the certificates representing the Shares regarding these and any other restrictions on resale; and

(d)
while the Company has agreed use its commercially reasonably efforts to include the Shares in a registration statement covering the resale of same pursuant to “piggy-back” registration rights, the Company is under no obligation to file a registration statement, or register the resale of the Shares under a prospectus or registration statement, or assist the Subscriber in complying with any exemption from the prospectus or registration statement requirements or resale restrictions set out under applicable securities legislation; provided, however, that in connection with any underwritten public offering by the Company, during the period of duration (not to exceed 180 days) specified by the Company and an underwriter of common stock of the Company following the effective date of a registration statement of the Company with respect to such offering, the Subscriber will not, to the extent requested by the Company and such underwriter, directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase, pledge, or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any of the Shares of the Company held by the Subscriber at any time during such period except common stock included in such registration.  If requested by such underwriter, the Subscriber agrees to execute a lock-up agreement in such form as the underwriter may reasonably propose.

5.
the Subscriber will not resell, assign or otherwise dispose of the Shares other than in accordance with all applicable securities legislation and the requirements of any exchange or over-the-counter market upon which any securities of the Company are then listed;

6.
the Subscriber’s investment in the Shares is speculative and involves a high degree of risk, substantial financing for the Company may be required in the future, and there is no assurance that any such additional financing can be obtained;

7.
the Subscriber is able to bear the economic risks of an investment in the Shares, including, without limiting the generality of the foregoing, the risk of losing part or all of the Funds, and the inability to sell, convert, exchange or transfer the Shares at a price which would enable the Subscriber to recoup his, her or its investment in the Shares;

8.
other than any persons to whom the Company has agreed to pay a brokerage or finder’s fee, there is no person acting or purporting to act in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.  If any person establishes a claim that any fee or other compensation is payable in connection with this subscription for the Shares, the Subscriber covenants to indemnify and hold harmless the Company with respect thereto and with respect to all costs reasonably incurred in the defence thereof;

9.
the Subscriber, and each beneficial person for whom it is contracting hereunder, have been advised to consult their own legal advisors with respect to trading in the Shares and with respect to the resale restrictions imposed by the securities laws of the state in which the Subscriber resides, the U.S. Securities Act and the rules and regulations thereunder, and any other applicable securities laws, and acknowledges that no representation has been made respecting the applicable hold periods or other resale restrictions applicable to such securities which restrict the ability of the Subscriber (or others for whom it is contracting hereunder) to resell such securities, that the Subscriber (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Subscriber is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions and the Subscriber is aware that it (or beneficial persons for whom it is contracting hereunder) may not be able to resell such securities except in accordance with limited exemptions under the securities laws (including the U.S. Securities Act) and other applicable securities laws;

10.
the Subscriber will execute, deliver, file and otherwise assist the Company in filing, any report, undertaking or document with respect to the purchase, sale, conversion or exchange of the Shares as required by counsel for the Company;

11.
the Subscriber hereby authorizes the Company to correct any minor errors in, or complete any minor information missing from, any document which has been executed by the Subscriber and delivered to the Company with respect to this Subscription;

12.
if, for any reason, the offering of Shares is terminated or the Subscriber’s subscription is rejected, the Subscriber will have no claims against the Company, its directors and officers, shareholders, agents, advisors, and affiliates and shall have no interest in the Company or in any property or assets of the Company;

13.
Subscriber acknowledges that there are risks associated with the purchase of and investment in the Shares and the Subscriber, and each beneficial person for whom it is contracting hereunder, is knowledgeable, sophisticated and experienced in business and financial matters and is capable of evaluating the merits and risks of an investment in the Shares, fully understands the restrictions on resale of the Shares and is able to bear the economic risk of an investment in the Shares;

14.
the Subscriber is familiar with the aims and objectives of the Company and the proposed use of the proceeds received by the Company from the sale of the Shares and is aware of the risk and other characteristics of an investment in the Shares;

15.
in evaluating the merits and risks of an investment in the Shares, the Subscriber has relied solely upon the advice of his, her or its legal, tax and investment advisors and not any oral or written statement made by, or on behalf of, the Company or its advisors;

16.	THE SUBSCRIBER IS RESPONSIBLE FOR OBTAINING HIS, HER OR ITS OWN LEGAL, INVESTMENT AND TAX ADVICE;

17.	the Company may pay a commission or fee in respect of the sale of the Shares;

18.
the Subscriber and each beneficial person for whom it is acting is a resident in the jurisdiction set out on the face page of this Agreement.  Such address was not created and is not used solely for the purpose of acquiring the Shares and the Subscriber and any beneficial person was solicited to purchase in such jurisdiction and is acquiring the Shares for its own account or for the account of another Accredited Investor (as defined in Rule 501(a) of Regulation D under the U.S. Securities Act) over which the Subscriber exercises sole investment discretion, and as to which the Subscriber has the authority to make the statements set forth in this Agreement, in each case not with a view to, or for offer or sale in connection with, any resale, distribution or other disposition of the Shares in any transaction that would be in violation of the U.S. Securities Act or applicable state securities laws; and

19.
The Subscriber, if an individual, is at least 18 years of age.  If Subscriber is an association or entity, each individual member of the association or entity is at least 18 years of age.  If Subscriber is acquiring the Shares for the account of another person, such person, if an individual is at least 18 years of age, or if such person is an association or entity, each individual member of the association or entity is over 18 years of age.

Reliance Upon Representations, Warranties, Covenants, Acknowledgements and Agreements

The Subscriber acknowledges that the representations, warranties, covenants, acknowledgements and agreements contained in this Agreement are made with the intent that they may be relied upon by the Company, and the Subscriber hereby agrees to indemnify the Company, its officers, directors, employees and agents against all losses, claims, costs, expenses and damages or liabilities which they may suffer or incur caused or arising from their reliance thereon.  The Subscriber covenants that the foregoing representations, warranties, covenants, acknowledgements and agreements will be true at the time of execution of this Agreement and at the date of issuance of the Shares and agrees that they shall survive the purchase by the Subscriber of the Shares.

Representations and Warranties of the Company

The Company represents and warrants that:

(a)	the Company is a valid and subsisting corporation duly incorporated and in good standing under the laws of the jurisdiction in which it is incorporated;

(b)	the Company is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where required under the laws of those jurisdictions;

(c)	the issued capital of the Company consists of 258,444 shares of common stock and no shares of preferred stock, and the outstanding shares of the Company are fully paid and non-assessable;

(d)	the Company will reserve or set aside sufficient shares in its treasury to issue the Shares and any shares of common stock resulting from exercising the Warrants;

(e)
the issue and sale of the Shares by the Company does not and will not conflict with, and does not and will not result in a breach of, any of the terms of the Company’s incorporating documents or any agreement or instrument to which the Company is a party; and

(f)
this Agreement has been or will be by the Closing, duly authorized by all necessary corporate action on the part of the Company, and the Company has full corporate power and authority to undertake the offering.

3	Indemnity

The Subscriber agrees to indemnify and hold harmless the Company and its directors, officers, employees, agents, advisers and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, administrative proceeding or investigation commenced or threatened or any claim whatsoever arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Company in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Company in connection herewith.

Offering

This offering of securities forms part of a larger offering of similar securities being made by the Company.  The offering is not subject to any minimum subscription level and the Subscriber acknowledges that he, she or it may be the only subscriber to the offering.

Costs

The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber, including any fees and disbursements of any advisor retained by the Subscriber relating to the purchase of the Shares, shall be borne by the Subscriber.

Governing Law

This Agreement is governed by the laws of the Province of British Columbia.  The Subscriber, in his, her or its personal or corporate capacity and, if applicable, on behalf of each beneficial subscriber for whom he, she or it is acting, irrevocably attorns to the jurisdiction of the courts of the Province of British Columbia.

Survival

The representations, warranties, covenants, acknowledgements and agreements contained in this Agreement shall survive the Closing and will continue in full force and effect and be binding upon the Subscriber notwithstanding any subsequent disposition by the Subscriber of the Shares.

Enurement

This Agreement will enure to the benefit of and be binding upon the Subscriber and the Company and their respective heirs, administrators, representatives, successors and permitted assigns.

Assignment

This Agreement is not transferable or assignable.

Counterparts

This Agreement may be executed in as many counterparts as may be necessary and by facsimile, each of such counterparts so executed will be deemed to be an original and such counterparts together will constitute one and the same instrument.

  Schedule “B”
INVESTOR EXEMPTIONS QUESTIONNAIRE

The purpose of this Questionnaire is to assure the Company that the Subscriber will meet certain requirements for the registration and prospectus exemptions provided for under National Instrument 45-106 (“NI 45-106”) in respect to the issuance of the Shares pursuant to the Agreement.  The Company will rely on the information contained in this Questionnaire for the purposes of such determination.

The undersigned Subscriber covenants, represents and warrants to the Company that:
1.	they are (check one or more of the following boxes):

(a)	a director, executive officer, employee or control person of the Company or an affiliate of the Company	☐
(b)	a spouse, parent, grandparent, brother, sister or child of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(c)	a parent, grandparent, brother, sister or child of the spouse of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(d)	a close personal friend of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(e)	a close business associate of a director, executive officer or control person of the Company or an affiliate of the Company	☐
(f)	a founder of the Company or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Company	☐
(g)	a parent, grandparent, brother, sister or child of the spouse of a founder of the Company	☐
(h)
a company, partnership or other entity which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons or companies as described in paragraphs (a) to (g) above
☒
(i)	purchasing the Shares as principal with an aggregate value of more than CDN$150,000	☐
(j)	an accredited investor	☐

2.
if the Subscriber has checked one or more of boxes b, c, d, e, f, g or h in section 1 above, the director(s), executive officer(s), control person(s) or founder(s) of the Company with whom the Subscriber has the relationship is:

(Instructions to Subscriber:  fill in the name of each director, executive officer, founder and control person which you have the above-mentioned relationship with.  If you have checked box h, also indicate which of a to g describes the securityholders or directors which qualify you as box h and provide the names of those individuals.  Please attach a separate page if necessary).

3.
If the Subscriber has ticked box j in section 1 above, the Subscriber acknowledges and agrees that the Company shall not consider the Subscriber’s request for the Shares for acceptance unless the undersigned provides to the Company:

          (i)  the information required in sections 4 and 5; and
          (ii) such other supporting documentation that the Company or its legal counsel may request to establish the Subscriber’s qualification as an Accredited Investor;

4.
the Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Transaction and the Subscriber is able to bear the economic risk of loss arising from such Transaction;

5.	the Subscriber satisfies one or more of the categories of “accredited investor” (as that term is defined in NI 45-106) indicated below (please check the appropriate box):

☐
an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets (as defined in NI 45-106) having an aggregate realizable value that, before taxes, but net of any related liabilities, exceeds CDN$1,000,000;

☐
an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of those years and who, in either case, reasonably expects to exceed that net income level in the current calendar year;

☐	an individual who, either alone or with a spouse, has net assets of at least CDN$5,000,000;

☐	an entity, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements;

☐
an entity registered under the securities legislation of a jurisdiction of Canada as an advisor or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (B.C.) or any entity organized in a foreign jurisdiction that is analogous to any such person or entity; or

☐
an entity in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons or companies that are accredited investors.

The Subscriber acknowledges and agrees that the Subscriber may be required by the Company to provide such additional documentation as may be reasonably required by the Company and its legal counsel in determining the Subscriber’s eligibility to acquire the Shares under relevant securities legislation.

IN WITNESS WHEREOF, the undersigned has executed this Investor Exemptions Questionnaire

/s/ Penny Green                                                                           Date: April 30, 2009
Signature

Penny Green
Print Name

President
Title (if applicable)